UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the “Company”) held on May 11, 2011, the Company’s shareholders approved a deferred share unit plan for the directors and executive officers of the Company (the “DSU Plan”). A summary of the DSU Plan is set forth under the heading “Particulars of Matters to be Acted Upon — (f) Approval of Deferred Share Unit Plan — Key Terms of the DSU Plan” in the Company’s Definitive Management Information Circular filed with the Securities and Exchange Commission on April 1, 2011 (the “2011 Proxy Statement”) and is incorporated herein by reference. The summary of the DSU Plan is qualified in its entirety by reference to the full text of the DSU Plan which was attached as Exhibit A to the 2011 Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual General and Special Meeting of Shareholders of the Company was held on May 11, 2011.

(b) The proposals listed below were submitted to a vote of the Company’s shareholders. Each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

(1) Election of the following persons as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected or appointed:

Name	Votes For	Votes Withheld
James E. Askew	139,886,677	61,734,859
Robert E. Doyle	139,025,400	62,596,136
Ian MacGregor	107,231,283	94,390,253
Thomas G. Mair	135,242,615	66,378,921
Michael P. Martineau	144,962,426	56,659,110
Craig J. Nelsen	136,863,531	64,758,005
Christopher M. T. Thompson	139,080,742	62,540,794

(2) Appointment of the firm of PricewaterhouseCoopers LLP as auditor of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns:

Votes For	Votes Withheld
186,805,985	14,302,212

(3) Approval of advisory vote on named executive officer compensation:

Votes For	Votes Against
140,785,475	8,428,335

(4) Advisory vote on the frequency of votes on named executive officer compensation:

Every year	Every two years	Every three years	Votes Withheld
130,270,376	616,793	15,346,673	2,979,966

(5) Passage of the DSU Plan approving, ratifying and confirming the Company’s DSU Plan:

Votes For	Votes Against
96,675,645	51,538,163

(d) In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Company has decided to hold an annual advisory vote on the compensation of named executive officers. The Company is required to hold an advisory vote with respect to the frequency of shareholder votes on executive compensation no later than the annual or other meeting of shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2011

Golden Star Resources Ltd.

By:	/s/ John A. Labate
John A. Labate
Sr. Vice President and CFO